Sentinel Funds
Sentinel Sustainable Growth Opportunities Fund
Sentinel Sustainable Core Opportunities Fund
Class A and Class C

Supplement dated December 30, 2008 to the Prospectus dated April 4, 2008

Effective January 1, 2009, the paragraph under “Buying, Selling, and Transferring Fund Shares—
Undesignated Investment” is deleted and replaced with the following:

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Sentinel Short Maturity Government Fund without sales charge. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Sentinel Short
Maturity Government Fund at the next net asset value calculated after we accept such direction. Exchange transactions will be subject to any applicable sales load. The Sentinel
Short Maturity Government Fund is described in a separate prospectus.